UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 8, 2009

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2099 Pennsylvania Ave., N.W., 12th Floor, Washington, D.C.	20006-1813
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On May 8, 2009, Danaher Corporation filed a Prospectus Supplement dated May 8, 2009 (to the Prospectus dated May 8, 2009 which was included in the Registration Statement on Form S-3 (Registration No. 333-159060) filed by Danaher with the Securities and Exchange Commission on May 8, 2009 and which became effective on May 8, 2009) pursuant to Rule 424(b)(7) under the Securities Act of 1933, registering the resale of certain shares to be issued to Danaher’s President and CEO in January 2010 in connection with the vesting of certain restricted stock units that were granted to him in 2003. A legal opinion relating to the registration of these shares is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

5.1	Opinion of James F. O’Reilly, Associate General Counsel and Secretary of Danaher Corporation.

23.1	Consent of James F. O’Reilly, Associate General Counsel and Secretary of Danaher Corporation (included in Exhibit 5.1 of this current report).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ Daniel L. Comas
Name:	Daniel L. Comas
Title:	Executive Vice President and Chief Financial Officer

Dated: May 8, 2009

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of James F. O’Reilly, Associate General Counsel and Secretary of Danaher Corporation.

23.1	Consent of James F. O’Reilly, Associate General Counsel and Secretary of Danaher Corporation (included in Exhibit 5.1 of this current report).